Accrued Liabilities - Accrued Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Payables and Accruals [Abstract]
Interest including interest rate swaps	$ 17,484	$ 17,035
Voyage and vessel expenses	9,315	7,829
Payroll and benefits	5,431	5,560
Other general expenses	2,785	4,224
Income tax payable and other	2,441	4,389
Total	$ 37,456	$ 39,037